John Hancock Variable Insurance Trust

Supplement dated February 1, 2021 to the current

Prospectus (the “Prospectus”), as may be supplemented

American International Trust (the “fund”)

The following amends and restates the portfolio manager information under the heading “Portfolio management”:

Sung Lee Vice President; Partner – Capital Research Global Investors Managed fund since 2005	Renaud H. Samyn Vice President; Partner – Capital Research Global Investors Managed fund since 2013	Nicholas J. Grace Partner – Capital Research Global Investors Managed fund since 2021
Jesper Lyckeus Partner – Capital Research Global Investors Managed fund since 2007	Christopher Thomsen Partner – Capital Research Global Investors Managed fund since 2005

The information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “Capital Research and Management Company (“CRMC”)” is amended to add disclosure relating to Nicholas J. Grace, and remove Alfonso Barroso, as one of the Portfolio Managers of International Fund, a series of American Funds Insurance Series, the master fund of which American International Trust is a feeder.

Portfolio Manager	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Manager’s Role in Management of the Fund(s)
Nicholas J. Grace Partner	Partner – Capital Research Global Investors Investment professional for 31 years in total; 27 years with Capital Research and Management Company or affiliate	Serves as an equity portfolio manager for International Fund

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

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John Hancock Variable Insurance Trust

Supplement dated February 1, 2021 to the current

Statement of Additional Information (the “SAI”), as may be supplemented

Capital Research and Management Company (“CRMC”)

American International Trust (the “fund”)

The section under, “APPENDIX A - DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE MASTER FUNDS OF THE JHVIT FEEDER FUNDS” is amended and restated to the extent that it relates to the portfolio managers of American International Trust (the “fund”). The information is amended to add disclosure relating to Nicholas J. Grace, and remove Alfonso Barroso, as one of the Portfolio Managers of International Fund, a series of American Funds Insurance Series, the master fund of which American International Trust is a feeder.

Portfolio manager fund holdings and management of other accounts — Shares of the fund may only be owned by purchasing variable annuity and variable life insurance contracts. The portfolio manager’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The portfolio manager has determined that variable insurance or annuity contracts do not meet his or her current needs. Consequently, the portfolio manager does not hold any investments that hold shares of the fund.

The following table reflects information regarding accounts other than the fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Unless otherwise noted, the following tables reflect information as of February 1, 2021:

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1,2]
	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
Nicholas J. Grace	5	$239.3	2	$2.22	None	None

[1]	Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

[2]	Personal brokerage accounts of portfolio manager and his family are not reflected.
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Ownership of fund shares. Mr. Grace did not beneficially own any shares of the fund as of February 1, 2021.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

You should read this Supplement in conjunction with the SAI and retain it for future reference.

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